UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2012

NATIONAL RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Suite 900 Orlando, Florida		32801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (407) 265-7348

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2012, the Board of Directors (the “Board”) of National Retail Properties, Inc. (the “Company”) appointed, pursuant to the recommendation of the Governance and Nominating Committee, Edward J. Fritsch to the Board of the Company, effective February 9, 2012. Mr. Fritsch, 53, is President, Chief Executive Officer and Director of Highwoods Properties, Inc. (“Highwoods”), a real estate investment trust publicly traded on the New York Stock Exchange. Joining Highwoods in 1982, Mr. Fritsch was a partner in the predecessor firm that launched Highwoods’ initial public offering in 1994. In 2004, Mr. Fritsch assumed the role of Chief Executive Officer. He is a member of the National Association of Real Estate Investment Trusts (“NAREIT”) Board of Governors and serves on its Executive Committee; Director and immediate past President of the YMCA of the Triangle; Director and audit committee member of Capital Associated Industries, Inc.; member of Wells Fargo’s Central Regional Advisory Board; steering committee member of Raleigh Diocesan Cathedral Campus Project; member of the University of North Carolina at Chapel Hill Foundation Board; Director of the University of North Carolina at Chapel Hill Real Estate Holdings; Ravenscroft Board of Trustees and past Chair of the University of North Carolina Board of Visitors. Mr. Fritsch received an undergraduate degree in Business Administration from the University of North Carolina at Chapel Hill.

The Board is expected to appoint Mr. Fritsch to serve on the Audit Committee and Compensation Committee.

Mr. Fritsch was awarded $32,500 in stock at the effective date of his appointment to the Board. No other plan, contract or other arrangement was entered into at the time of his appointment.

Item 7.01. Regulation FD Disclosure.

On February 9, 2012, the Company issued a press release announcing the appointment of Mr. Fritsch described above in Item 5.02. The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated February 9, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:	/s/ Kevin B. Habicht
Name:	Kevin B. Habicht
Title:	Executive Vice President, Chief Financial Officer, Assistant Secretary and Treasurer

Dated: February 9, 2012